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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Southern Farm Bureau Life Insurance Company:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                    KPMG Peat Marwick LLP

Jackson, Mississippi
October 8, 1999